Loans Payable	6 Months Ended
Jun. 30, 2025
Loans Payable [Abstract]
Loans payable

Note 10. Loans payable

At June 30, 2025 and December 31, 2024, loans payable consisted of the following:

	June 30,	December 31,
	2025	2024
Hire purchases - Motor Vehicle	$161,380	$166,438
Short-term loan	248,443	231,042
	409,823	397,480
Less current portion	(266,481)	(264,177)
Long-term loans payable	$143,342	$133,303

On August 27, 2020, the Company acquired a motor vehicle pursuant to a hire purchase financing arrangement.

For the six months ended June 30, 2025 and 2024, the Company recorded aggregate $4,129 and $29,380 interest expense on these loans, respectively.

During the year ended December 31, 2024, the Company disposed of a vehicle that was previously acquired under a hire purchase (finance lease) arrangement. The asset, which had an original cost of $77,444, had accumulated depreciation of $32,794 at the date of disposal.

On December 12, 2022, the Company entered into a loan agreement (“Short-term loan I”) with a third party whereby the Company borrowed $0.2 million with the sole purpose to make payment to the Company’s suppliers in the People’s Republic of China (“PRC”). The loan is unsecured and bears an 0% interest rate. The loan is due in three months from the payment made by the lender on behalf to the Company’s supplier date. On March 13, 2024, the loan was extended to May 30, 2024 with the same terms and conditions. On October 2, 2024, the loan was extended to December 31, 2024 with the same terms and conditions. On March 8, 2024, the loan was further extended to December 31, 2025 with the same terms and conditions.

On May 28, 2024 and June 18, 2024, the Company entered into a loan agreement (“Short-term loan II”) with two third parties, each amounting to US$100,000. These loans have been fully repaid on July 29,2024.